UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2025

USA Compression Partners, LP
(Exact Name of Registrant as Specified in Charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8117 Preston Road, Suite 510A
Dallas, Texas 75225
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 473-2662
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common units representing limited partner interests	USAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2025, the board of directors (the “Board”) of USA Compression GP, LLC (the “Company”), the general partner of USA Compression Partners, LP (the “Partnership”), appointed Christopher J. Wauson to the position of Vice President and Chief Operating Officer of the Company, to be effective April 5, 2025. Prior to his appointment, Mr. Wauson, 44, served as the Partnership’s Vice President – Regional Operations, a position he has held since the Partnership’s acquisition of CDM Resource Management LLC (“CDM”) in 2018. From 2011 until CDM’s acquisition in 2018, Mr. Wauson held roles of increasing responsibility at CDM, where he advanced to Senior Vice President of Operations. Prior to his tenure at CDM, Mr. Wauson held various positions in the energy and natural gas compression industries beginning in 1999. Mr. Wauson holds an associate’s degree in Instrumentation/Electrical Technology from the University of Houston.
In connection with his appointment as Vice President and Chief Operating Officer, Mr. Wauson will receive an annual base salary of $375,000. Mr. Wauson will also participate in the Partnership’s Second Amended and Restated Annual Cash Incentive Plan (the “Bonus Plan”), under which awards are determined annually, with reference to an initial target bonus amount of 105% of his annual base earnings, subject to continued employment and less applicable withholdings, which will be paid on the same date that incentive cash bonuses are paid to the Company’s other executives. Mr. Wauson will also participate in the Partnership’s long-term equity incentive plan (“LTIP”) and the Partnership’s Long-Term Cash Restricted Unit Plan (“CRU Plan”), with an initial target value of 250% of his annual base salary. Mr. Wauson is also eligible to receive other benefits generally available to all employees.
There are no arrangements or understandings between Mr. Wauson and any other persons pursuant to which he was selected to serve as the Company’s Vice President and Chief Operating Officer. There are no family relationships between Mr. Wauson and any of the Company’s directors or executive officers, and Mr. Wauson has no reportable transactions under Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
On March 6, 2025, the Partnership issued a press release in connection with the executive officer appointment described above, a copy of which is furnished as Exhibit 99.1 to this Current Report.
The information furnished pursuant to this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated March 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

		By:	USA Compression GP, LLC,
its General Partner

Date:	March 6, 2025	By:	/s/ Christopher W. Porter
Christopher W. Porter
Vice President, General Counsel and Secretary